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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 02549

                                     _____

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 12, 2001
                                                          -------------


                          DAVEL COMMUNICATIONS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

Delaware                                0-22610                       59-3538257
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(State or Other Jurisdiction          (Commission                  (IRS Employer
of Incorporation)                     File Number         Identification Number)

10120 Windhorst Road, Tampa, Florida                                       33619
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, including area code          (813) 628-8000
                                                    ----------------------------
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Item 5.   Other Events

             The Registrant entered into a Letter of Intent, dated June 12, 2001, which is attached hereto as Exhibit 2.1, with PhoneTel Technologies, Inc. ("PhoneTel") reflecting the parties' intent to enter into a business combination by the merger of a wholly owned subsidiary of the Registrant with and into PhoneTel, with PhoneTel surviving as a wholly owned subsidiary of the Registrant, pursuant to a definitive merger agreement to be entered into between the parties. In connection with the Letter of Intent, the Registrant and PhoneTel entered into a Servicing Agreement, dated June 12, 2001, which is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits

          (c)    Exhibits.

           2.1 Letter of Intent, between the Registrant and PhoneTel Technologies, Inc., dated June 12, 2001
           99.1 Servicing Agreement, between the Registrant and PhoneTel Technologies, Inc., dated June 12, 2001
           99.2 Joint Press Release of the Registrant and PhoneTel Technologies, Inc. issued June 13, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DAVEL COMMUNICATIONS, INC.


Dated: June 18, 2001               By: /s/ Marc S. Bendesky
                                       --------------------------
                                       Marc S. Bendesky
                                       Chief Financial Officer
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                                 Exhibit Index
                                 -------------

2.1 Letter of Intent, between the Registrant and PhoneTel Technologies, Inc., dated June 12, 2001
99.1 Servicing Agreement, between the Registrant and PhoneTel Technologies, Inc., dated June 12, 2001
99.2 Joint Press Release of the Registrant and PhoneTel Technologies, Inc., issued June 13, 2001